Summary of Significant Accounting Policies (Details 2) - Restricted Stock Units ("RSUs") - With Market Conditions - Restricted Stock Units (RSUs) [Member] - With Market Conditions [Member]	May 09, 2022 $ / shares
Share-Based Compensation Arrangement by Share-Based Payment Award [Line Items]
Share Price (SO) - US$	$ 11.32
Maturity Date	May 09, 2027
Time (T) - Years	4 years 11 months 23 days
Strike Price (X)	$ 0
Risk-free Rate (r)	2.95%
Volatility (σ)	47.17%
Dividend Yield (q)	0.00%
RSU Value (US$)	$ 17.01